哈尔滨文基企业孵化器入驻协议书

甲方：　哈尔滨文基孵化器有限公司

乙方：　哈尔滨龙品云购互联网科技有限公司

鉴于：

甲方是一家致力于打造共享创业空间，为早期创业者提供健康、向上的办公空间以及优质、高效、专业的创业服务和支持，满足创业者各阶段的多种需求的服务运营商。

乙方为一家创建目标明确，发展远景巨大，业务范围可覆盖全国社区的电商新型综合服务平台。

一、经甲方评定认定乙方所持有的成果（项目）龙品云购（即中国绿色有机生活）电子商务平台符合入驻孵化的条件，准许入驻孵化器。

二、乙方根据成果（项目）转化的实际情况，预计孵化周期为 5 年 0 月，具体日期自 2017 年~~年~~5 月 18 日至 2022 年 5 月 17 日。

三、甲方同意为乙方提供以下优惠扶持政策：

1、孵化场所：位于 哈尔滨市香坊区南直路 1 号 A1 栋 5 层 7-11 室，共 206 平方米，乙方享受协议期内免房租无偿使用。

2、其他费用减免政策：

1）5 层 7-11 室 2017-2018 年度包烧费,5 层 7 室、8 室、11 室 2018-2019 年度包烧费。

2）5 层 7-11 室 2017-2018 年度电梯费,5 层 7 室、8 室、11 室

2018-2019 年度电梯费。

3）5 层 7-11 室 2017-2018 年度物业费，5 层 7 室、8 室、11 室 2018-2019 年度物业费。

四、本协议执行期间，甲方将视乙方为孵化案例企业，乙方将按年度向甲方分享项目进展成果（非机密、可公示性质部分内容），并将此无偿提供给甲方使用，作为甲方招商宣传及向相关政府部门申请补贴的真实依据。

五、超出预计孵化周期，甲乙双方协商同意后应另行签订房屋租赁协议及其他相关协议，乙方不再享受房屋租金减免政策。

六、甲乙双方仅为服务与被服务关系。甲方提供的服务与乙方的经营活动没有任何经济的或法律连带责任。在孵化期间，乙方若违反甲方条约，甲方有权解除孵化关系，中止相关协议，并办理相关手续。

七、本协议在执行过程中发生争议，由双方协商解决，协商不成，可提请相关部门仲裁。

八、本协议在双方共同签字后生效。

九、本协议一式四份，甲，乙双方各执两份。

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甲方（盖章）：哈尔滨文基孵化器有限公司　　　　乙方（盖章）：哈尔滨龙品云购互联网科技有限公司

法定代表人（签字）：　　　　法定代表人（签字）：

年　月　日　　　　2017 年 5 月 15 日

Agreement on the Settlement in Harbin Wenji Enterprise Incubator

Party A: Harbin Wenji Incubator Co., Ltd.
Party B: Harbin Long Mall Internet Technology Co., Ltd.

Whereas,

Party A is a service operator which is committed to creating shared entrepreneurship spaces, providing healthy and positive office spaces as well as good-quality, high-efficiency and professional entrepreneurship services and support for early-stage entrepreneurs, and meeting the diversified needs of entrepreneurs at each stage.

Party B is a new integrated e-commerce service platform which has definite creation objectives, a great development vision, and a large business scope covering the communities nationwide.

I. As appraised and affirmed by Party A, Long Mall (namely Chinese green and organic life) e-commerce platform, as an achievement (project) held by Party B, meets the requirements on settlement and incubation, and is allowed to settle in the incubator.

II. According to the actual situations of the achievement (project) transformation, Party B predicts that the incubation period is five (5) years, namely from May 18, 2017 to May 17, 2022.

III. Party A agrees to provide Party B with the following preferential and supporting policies:

1. Incubation site: The incubation site is located at Rooms 7-11, F5, Building A1, No. 1 Nanzhi Road, Xiangfang District, Harbin City, and covers a total area of $206m^2$. Within the period of the Contract, Party B may use the incubation site for free.

2. The policies for reduction or exemption of other expenses:

1) The heating fee of rooms 7-11 on the fifth floor from 2017 to 2018, and the heating fee of rooms 7, 8 and 11 on the fifth floor from 2018 to 2019;

2) The elevator fee of rooms 7-11 on the fifth floor from 2017 to 2018, and the elevator fee of rooms 7, 8 and 11 on the fifth floor from 2018 to 2019;

3) The property management fee of rooms 7-11 on the fifth floor from 2017 to 2018, and the property management fee of rooms 7, 8 and 11 on the fifth floor from 2018 to 2019.

IV. During the implementation period of the Contract, Party A shall regard Party B as an incubation case enterprise, while Party B shall share project progress achievements (some content which is non-confidential and can be publicized) with Party A, and provide them to Party A for free as the real basis for Party A to carry out propaganda for merchant promotion and apply for subsidies from relevant governmental departments.

V. After the expiry of the predicted incubation period, the Parties shall, on the premise of reaching a negotiation-based consensus, sign a House Lease Agreement and other relevant agreements separately, and Party B shall not enjoy the policy of house rent

reduction or exemption any more.

VI. Between Party A and Party B is only the relationship of serving and being served. The services provided by Party A do not have any economic or legal joint liability with Party B's operating activities. Where Party B breaches the treaty of Party A during the incubation period, Party A shall have the right to rescind the incubation relationship, terminate relevant agreements, and handle relevant formalities.

VII. Any disputes occurring during the implementation of this Agreement shall be solved by the Parties through negotiation. Where the negotiation fails, such disputes may be submitted to relevant department for arbitration.

VIII. This Agreement shall come into force after being signed by the Parties.

IX. This Agreement is made in four (4) copies, with each party sharing either two (2) copies of them.

____________________ No Text Below ____________________

Party A (seal):Harbin Wenji Incubator Co., Ltd.	Party B (seal):Harbin Long Mall Internet Technology Co., Ltd.
章）：哈尔滨文基孵化器有限公司	尔滨龙品云购互联网科技有限公
表人（签字）：	签字）：
Legal representative (signature):	Legal representative (signature):
Date:	Date: May 15, 2017

ORACLE TRANSLATION (SHENZHEN) CO., LTD. TRANSLATION SEAL

房屋场地租赁合同

甲方（出租方）： 黑龙江尚嘉商业管理有限公司

法定代表人： 吕春玲

电话：乙方（承租方）： 哈尔滨龙品云购互联网科技有限公司

法定代表人： 王晓辉

联系地址：哈尔滨市香坊区南直路 1 号公滨小区 A1 栋 5 层 7-11 号

电话：18911932008

乙方承租甲方的房屋场地（以下简称“租赁物”）用于仓配物流经营使用，双方协商一致，达成如下协议：

一、租赁物的基本情况

1.1 甲方提供租赁物的地址：幸福路综合大市场负二层__A__区，面积：__/__平方米，承租区域内的四周空地除公共通道外，乙方享有独占使用权。

1.2 承租期间乙方拥有租赁物的合法使用权，甲方需提供租赁物使用权证明原件供乙方核对，并提供加盖公章的复印件作为本合同附件。

1.3 甲方保证，在签订本合同时，租赁物及所属土地未设定任何其他权利，包括但不限于抵押权。

1.4 甲方保证租赁物的基础建筑结构和设备设施符合建筑、消防、治安、卫生等方面的安全条件，能够满足乙方的使用用途，不危及乙方及第三方的人身、财产安全；如乙方二次重新进行装修，装修后的消防验收及开业前的验收全部归乙方协调沟通及办理，如验收不合格甲方不负任何责任，租金不予退还。

1.5 租赁物的附属设施包括商场基础用电设备、消防设备等。

1.6 对于乙方购买添置的所有货物、产品、工具等物品，解除合约时可移动物品均为乙方方单独所有，任何情况下乙方有独立处置权。装修等不可移动物体不得拆除及损坏。

二、合作双方权利与义务

2.1 甲方的权利和义务

2.1.1 甲方为乙方提供仓储场地；

2.1.2 甲方有义务为乙方保守商业秘密。

2.1.3 甲方有权监管乙方对仓库的合理化改造；

2.1.4 甲方商场内经营的农贸商户有权自愿到乙方处批发商品，乙方保证批发价格低于同等批发市场价格。

2.2 乙方的权利和义务

2.2.1 乙方有权对甲方提供的仓储场地等进行合理化改造及管理，改造前需经过商场的批准及同意方可施工；

2.2.3 乙方有权使用承租区域内的商场公共场所；

2.2.4 乙方有权在商场承租区域内进行合理化宣传；无权到商场其它区域内进行宣传推广软件。

2.2.5 乙方所承租的场地只做为仓储使用，不开启零售及展示功能，承租区域内不对外营业，只接受线上 VIP 取货及线下自提取货业务，现场内不产生交易。

2.2.6 乙方保证租赁场地的仓储物品为法律允许商品，不能存放易燃易爆危险有害商品。

如果在提供本协议以及附件约定的服务当中发现不足，双方应友好协商，确定改进计划，并且在双方约定的时间内确保服务达到本协议以及附件的约定。

三、租赁期限

3.1 租赁期限自2020年6月23日至2020年9月22日。

3.2 如租赁期限届满，甲方有权收回上述租赁物，如乙方需要继续承租上述租赁物，应提前一个月与甲方协商，经甲方同意后，双方将对有关租赁事项重新签订租赁合同。

四、租金及其他费用

4.1 租金：每月 15000 元人民币（大写：壹万伍仟元整）。

4.2 付款方式

银行公对公转账，甲方收到乙方账款的 15 个工作日内，将发票送至乙方指定负责人或乙方公司地址。

4.3 付款周期及时间

付款周期为：月付，即乙方每个月付款房租一次给甲方，首次付款时间为：2020年6月23日，以首次付款时间为时间节点，第二次付款时间为2020年7月23日，以此类推，若逾期 3 天未支付租金，甲方有权收回房屋。

4.4 甲方给乙方 30 日装修期，装修期间不收取乙方任何费用，乙方装修时间为2020年5月23日至2020年6月24日。

4.5 甲乙双方约定除房租外，无押金、无管理费等其他费用。

4.6 仓库水、电费由乙方承担，水费：按[illegible]元/度，电费：1.05元/度。如政府部门统一调整水电费的价格，应从调整的次月执行新标准。[illegible]执行。

五、房屋交付

5.1 甲方应于2020年5月25日将租赁物交付乙方使用。交付时，双方应签署交接清单。

六、租赁物的维修以及装修情况

6.1 甲方提供仓配场地。甲方对承租区域内负责商场主体结构相关设备的日常检查和维修。

6.2 租赁期间，乙方对租赁物进行装修、或者改变租赁房屋的内部结构或者设置对租赁房屋的结构有影响的设备的，应当取得甲方同意后才可以施工。

七、优先续租权

7.1 租赁期限届满，乙方享有优先续租权。乙方如需继续租用，应当在租赁期限届满前一个月书面向甲方提出，双方协商后签订新的租赁合同。

7.2 租赁期内，该房屋所有权发生变更的，原合同与本合同补充协议的效力不受影响。

八、租赁物的返还

8.1 租赁期限届满之日或本合同因其他任何原因甲乙双方协商终止之后 10 日内，甲方应当把租赁物连同属于乙方的可移动附属物、装置、附加物，按本合同之约定返还乙方（租赁期限内设施的自然损耗除外）。乙方自费购置的设施、设备、消防器材、办公用品、装饰装修等可移动的物品，乙方自行搬离，不可移动物品及设备不得拆除并赠予甲方。

8.2 在乙方向甲方返还该房屋时，双方签署房屋返还确认书。

8.3 乙方应当在合同终止之日起 10 个工作日内将租赁房屋交还给甲方。

8.4 合同到期后或甲乙双方协商后合同提前解除的，甲方应在合同到期后或合同解除后 10 个工作日将乙方交付的已交未使用的租金无息退还给乙方。

九、合同的变更、解除与终止

9.1 不可抗力是指双方不能预见、不能避免且不能克服的客观情况，包括但不限于地震、台

风、暴风雨等自然灾害或病疫、战争等。

9.1.1 如发生不可抗力事件，遭受不可抗力的一方应在不可抗力事件发生后 24 小时内将不可抗力事件的具体情形告知另一方，并于不可抗力事件发生后的 7 日内提供有效的证明文件，同时应采取积极措施减少不可抗力事件造成的损失。届时双方可根据不可抗力事件对履行本合同的影响程度，另行协商延期履行本合同，或者部分免除本合同的履行义务或终止本合同。

9.2 在租赁期内，有以下任一情形的本合同自然终止，双方互不负责任：

9.2.1 城市规划或乡镇规划或市政建设需要拆除乙方租赁的租赁物；

9.2.2 政府决定收回该出租租赁物；

9.2.3 租赁物被征收、拆迁；

9.2.4 租赁物占用范围的土地使用权依法收回；

9.2.5 租赁物被鉴定为危险租赁物，本合同自然终止，双方互不负责任。

9.2.6 因 9.2.1、9.2.2、9.2.3、9.2.4、9.2.5、的情形解除合同的，甲方应在收到政府部门通知后 3 个工作日内通知乙方，并给乙方 15 天的搬离时间，否则，甲方应支付乙方提前搬离的违约金，违约金的计算方式：违约金=（政府要求搬迁时间-实际搬离时间）*日租金（租金指合同解除前最后一个月的租金）。

9.2.8 甲乙双方有权按照有关规定获得因征用或拆迁而产生的相应补偿。如果补偿金额没有区分项目的，则乙方应当从中分得由其投入的装修补偿以及因停产停业、搬迁和临时安置而产生的补偿。如一方获得补偿需要另一方协助的，另一方应当予以积极协助。如一方收到政府支付的应属于另一方的补偿，应及时将该补偿转交给另一方。

9.3 有下列情形之一的，视为甲方违约，乙方可以解除本合同或按照约定解除本合同，甲方除应按照 8.4 之约定退还乙方相关费用。

9.3.1 签订本合同前，甲方应向乙方提交主体身份证件（个人出租的交验身份证原件，组织出租的交验营业执照原件）和租赁物的使用权证件（土地使用权证书、转租的应提交原租赁合同原件、其它行使出租权的书面文件）的原件给乙方核对，并交付复印件供乙方备案，甲方提供的前述资料存在虚假、过期等情形的。

9.3.2 甲方不得向乙方收取任何费用。如甲方违反合同约定向乙方收取其他费用的，视为甲方严重违约。

9.3.3 甲方应协助乙方办理经营所需的各种证照和文件。

十、违约责任

10.1 甲方、乙方单方面解除本合同的，应提前一个月通知对方。

10.2 在租赁期间，因乙方原因致使甲方租赁物造成损失的，乙方应当承担维修或者损坏赔偿责任。

10.3 甲方未按合同约定时间交付租赁物给乙方，逾期5日以内的，租赁期限顺延。逾期超过15日的，乙方有权解除本合同。

第十一条　有效通知

11.1 本合同所规定的通知应以书面形式通过以下邮址递交收悉，通知的到达以对方收悉为准：

甲方联系人：　　孙阳

甲方联系地址：哈尔滨市香坊区幸福路综合大市场

甲方邮箱地址/联系电话：15124658123

乙方联系人：　　王晓辉

乙方联系地址：哈尔滨市香坊区南直路1号公滨小区A1栋5层7-11号

乙方邮箱地址/联系电话：　18611104056@163.com/18911932008

11.2 乙方收件人或其他代表乙方与甲方沟通的工作人员负责合作期间服务项目的协调与沟通，仅作为甲、乙双方在履行本合同时的信息联络人。针对本合同内容所作出的任何承诺、变更、解除、终止等通知、决议、决定或函件，除经甲、乙双方正式书面授权及书面通知外，均不代表乙方对外作出任何有关本合同的承诺、保证或担保。

11.3 甲乙双方保证以上信息真实准确，如有变更应提前10个工作日书面通知对方，否则应承担因此给对方造成的经济损失。任何一方给付对方的通知、函件等，在到达该方地址时生效（快递发出之日起3日内视为到达）。邮件送达的，已发送方邮箱显示“已发送”视为送达。

十二、保密条款

12.1 双方同意:经双方书面同意外，双方不得向任何第三方泄露与本协议有关的任何信息及双方在本协议的签订、履行过程中获悉的有关对方的任何资料和信息（以下统称“保密信息”），亦不得使用于本协议以外的其它目的。

12.2 任何一方违反保密条款约定的，均应当赔偿给对方造成的相关损失。

十三、法律适用以及争议解决

13.1 本合同的订立、效力、解释和争议的解决均适用中华人民共和国法律。

13.2 本合同之争，由租赁物所在地地方法院管辖。

十四、其他

14.1 本合同构成双方之间有关本合同内容的全部协定，并取代及取消双方先前之间就本合同内容达成的所有磋商、谈判与协定。

14.2 本协议履行过程中有未尽事宜的，甲乙双方可另行签订补充协议，补充协议与本协议具有同等的法律效力。

14.3 本合同一式贰份，甲乙方各执一份；具有同等法律效力。

甲方：	乙方：
法定代表人：	法定代表人：
授权代表人：	授权代表人：
签约日期：	签约日期：2020.5.23

Housing Site Lease Contract

Party A (Lessor): Heilongjiang Shangjia Business Management Co., Ltd.
Legal representative: LvChunling
Telephone:
Party B (Lessee): Harbin Long Mall Internet Technology Co., Ltd.
Legal representative: Wang Xiaohui
Contact address: Room 7-11, F5, Building A1, Yunbin Residential District, No. 1 Nanzhi Road, Xiangfang District, Harbin
Telephone: 18911932008

Whereas Party B rents Party BA's housing site (hereinafter simply referred to as "Leasehold") for warehousing, distribution and logistics operation, the Parties hereby conclude and enter into the following agreement after reaching a negotiation-based consensus:

1. Basic Information of the Leasehold

1.1 The Leasehold provided by Party A is located in Zone A, Basement Level 2 of the Comprehensive Market, Xingfu Road, and covers an area of ___m².PartyB enjoys the exclusive right to use the clear space around the Leasehold, except for the public passage.

1.2 Party B has the legal right to use the Leasehold during the lease term. Party A shall provide the originals of theCertificate of Use Right of the Leasehold for Party A's check, and shall provide the hard copy bearing the official seal as the attachments hereto.

1.3 Party A shall guarantee that, when the Contract is signed, the Leasehold and its land are not used to set up any other rights, including, but not limited to, mortgage right.

1.4 Party A shall guarantee that, the basic building structure, equipment and facilities of the Leasehold meet the safety requirements in terms of building, fire control, public security, sanitation, etc., can meet Party B's use, and will not endanger the personal and property safety of Party B and any third party. Where Party B carries out secondary decoration, the fire acceptance after the decoration and the acceptance before the opening of business shall be coordinated, communicated and handled by Party B. Where the decoration fails to pass the acceptance, Party A shall not assume any responsibility, and the rent paid shall not be refunded.

1.5 The ancillary facilities of the Leasehold include the basic power consumption equipment and fire-fighting equipment of the market place.

1.6 All goods, products, tools, and other movable objects purchased by Party B shall be exclusively owned by Party B, and under any circumstance, Party B shall have the right to dispose them independently. The non-movable objects such as decoration shall not be dismantled or damaged.

2. Rights and Obligations of the Cooperative Parties

2.1 Rights and Obligations of Party A

2.1.1 Party A shall provide the warehousing site to Party B;

2.1.2 Party A shall have the obligation to keep Party B's business secrets;

2.1.3 Party A shall have the right to supervise Party B's rationalized reconstruction of the warehouse;

2.1.4 The agricultural trade merchants operated in Party A's marketplace shall have the right to buy goods at wholesale from Party B on a voluntary basis, and Party B shall guarantee that the wholesale prices are lower than the prices of similar wholesale markets.

2.2 Rights and Obligations of Party B

2.2.1 Party B shall have the right to carry out rationalized reconstruction and management of the warehousing site, etc. provided by Party A, but it shall obtain the prior approval and consent of the marketplace before the commencement of construction;

2.2.2 Party B shall have the right to use the public places of the leased area;

2.2.3 Party B shall have the right to carry out rationalized propaganda in the leased area of the marketplace; but it shall not have the right to carry out propaganda and promotion of software in other areas of the marketplace.

2.2.4 Party B shall only use the leased site for warehousing, and shall not use it for retail and exhibition purposes. It shall not operate businesses or do transactions inside the leased area, but shall only do the businesses of online pickup of goods by VIPs and offline self-pickup of goods.

2.2.5 Party B shall guarantee that the goods stored at the leased site are lawful, and the flammable, explosive, hazardous and harmful goods won't be stored at the leased site.

Where any deficiencies are discovered in providing the services stipulated in the Contract and the attachments hereto, the Parties shall determine the improvement plan through friendly negotiation, and ensure the services to meet the stipulations of the Contract and the attachments hereto within the time prescribed by the Parties.

3. Lease Term

3.1 The lease term is from June 23, 2020 to September 22, 2020.

3.2 Upon the expiry of the lease term, Party A shall have the right to take back the above-mentioned Leasehold. Where Party B intends to continuously rent the above-mentioned Leasehold, it shall negotiate with Party A one (1) month ahead. After Party A agrees with Party B's request for renewal, the Parties shall sign a new Lease Contract for the lease-related matters.

4. Rent and Other Expenses

4.1 Rent: RMB15,000 per month (amount in words: Fifteen thousand RMB Yuan only per

month).

4.2 Mode of payment

The rent shall be paid by means of public-to-public account transfer through bank. Within fifteen (15) working days after receiving the money from Party B, Party A shall send the invoice to Party B's specific principal or the address of Party B's company.

4.3 Period and time of payment

Period of payment: The rent shall be paid by month, that is, Party B shall pay the house rent to Party A once every month. The time to make the first installment payment is June 23, 2020, which shall be taken as the time node, and the time to make the second installment payment is July 23, 2020, and by analog. Where the payment of rent is delayed by three (3) days, Party A shall have the right to take back the house.

4.4 Party A shall provide Party B with a decoration period of thirty (30) days, namely from May 23, 2020 to June 22, 2020, and during this period, Party A shall not collect any expense from Party B.

4.5 Except for the house rent stipulated by Parties, there shall be no other expenses, such as cash deposit and management fee.

4.6 The water and electricity fees of the warehouse shall be undertaken by Party B. Water fee: to be executed according to relevant standard; and electricity fee: RMB1.25/ kW.h. Where the governmental departments uniformly adjust the prices of water and electricity, the new criteria shall be executed since the month next to the adjustments.

5. Delivery of the House

5.1 Party A shall deliver the Leasehold to Party B on May 25, 2020. When the Leasehold is delivered, the Parties shall sign the Property Delivery Receipt.

6. Repair and Decoration of the Leasehold

6.1 Party A shall provide the warehousing site. Party A shall be responsible for the daily inspection and repair of the principal structure and relevant equipment of the market place within the leased area.

6.2 During the lease term, where Party B decorates the Leasehold, or changes the internal structure of the leased house, or sets up equipment affecting the structure of the leased house, Party B shall obtain the prior consent of Party A first before the commencement of construction.

7.Priority to Renew

7.1 Upon the expiry of the lease term, Party B shall have the priority to renew. Where Party B needs to rent the house continuously, it shall bring forward its request in writing to Party A one (1) month ahead of the expiry of the lease term, and the Parties shall sign a new Lease Contract after negotiation.

7.2Within the lease term, where the ownership of this house is changed, the validity of the

original contract and the supplementary agreement of this Contract shall not be affected.

8. Return of the Leasehold

8.1 Within ten (10) days after the expiry date of the lease term or the date when the Contract is terminated for any other reasons, Party B shall return to Party Athe Leasehold together with Party A's movable adjuncts, devices and accessories according to the stipulations of the Contract (except for the natural spoilage of the facilities within the lease term). The movable articles purchased by Party B at its own expenditure, such as facilities, equipment, fire-fighting equipment, office supplies, ornamentation and decoration shall be moved out or dismantled independently by Party B, and non-movable objects and equipment shall not be dismantled, and shall be donated to Party A.

8.2 WhenParty B returns the house to Party A, the Parties shall sign the Letter of Confirmation on the Return of House.

8.3 Party B shall return the leased house to Party A within ten (10) working days since the date when the Contract is terminated.

8.4 Where the Contract expires or is rescinded in advance by the Parties through negotiation, Party A shall, within ten (10) working days after the expiry or rescission of the Contract, refund to Party Bthe rent already paid but not used yet without interests.

9. Alteration, Rescission and Termination of the Contract

9.1 Fore majeure refers to the objective situations which cannot be foreseen, avoided or overcome by the Parties, including, but not limited to, earthquakes, typhoons, rainstorms and other natural disasters, or diseases, epidemics, and wars.

9.1.1 Where any force majeure event occurs, the party encountering the force majeure shall notify the other party of the details about the force majeure event within twenty-four (24) hours and provide effective certification documents within seven (7) days after the occurrence of the force majeure event, and meanwhile, this party shall take active measures to reduce the losses arising from the force majeure event. On the occasion, the Parties may negotiate on the postponement in the implementation of the Contract, the exemption of partial obligations to be implemented hereunder, or the termination of this Contract according to the degree of the force majeure event's influences on the implementation of this Contract.

9.2 Under one of the following circumstances within the lease term, the Contract shall be terminated naturally, and the Parties shall not assume responsibility to each other;

9.2.1 The Leasehold rented by Party B needs to be dismantled upon the demand of urban planning, township planning, or municipal construction;

9.2.2 The government has decided to take back the leased Leasehold;

9.2.3 The Leasehold is expropriated or dismantled;

9.2.4 The right to use the land within the scope occupied by the Leasehold is taken back according to law;

9.2.5 The Leasehold is appraised and identified to be dangerous, the Contract is terminated naturally, and the Parties shall not assume responsibility to each other.

9.2.6 Where the Contract is rescinded under the circumstances stated in 9.2.1, 9.2.2, 9.2.3, 9.2.4, or 9.2.5, Party A shall notify Party B within three (3) working days after receiving the notification from the governmental department, and shall give Party B fifteen (15) days to move out, or Party A shall pay Party B the penalty for advanced move-out. The penalty shall be calculated as follows: Penalty = (The time of move required by the government – The time of actual move-out) *Daily rent (the rent refers to the rent of the last month before the rescission of the Contract).

9.2.7The Parties shall have the right to obtain corresponding compensation for expropriation or dismantlement according to relevant regulations. Where the compensation amount is provided without distinguishing items, Party B shall obtain the compensation for its decoration and the compensation for its stop of production and business, move and temporary settlement. Where one party needs the other party's assistance to obtain compensation, the other party shall provide assistance actively. Where one party receives the compensation which belongs to the other party from the government, this party shall transfer the compensation to the other party in time.

9.3 Under one of the circumstances, Party A shall be deemed to breach the Contract, Party B may rescind this Contract or terminate the Contract according to stipulations. Party A shall refund relevant expenses to Party B according to the stipulations of Clause 8.4.

9.3.1 Before signing the Contract, Party A shall submit the originals of its subject's identity certificate (the original of ID card if the Lessor is an individual, or the original of Business License if the Lessor is an organization) and the use right certificate of the Leasehold (the certificate of land use right; the original of original lease contract, and other written documents for the exercise of lease right in case of sublease) for Party B's check, and deliver the hard copies of the aforesaid materials for Party B's filing. Where the aforesaid materials provided by Party A are false or out of date, Party B shall be deemed to breach the Contract.

9.3.2 Party A shall not collect any expense from Party B. Where Party A collects other expenses from Party B in violation of the provisions herein, Party A shall be deemed to have severely breached the Contract.

9.3.3 Party A shall assist Party B to handle various certificates, licenses and documents needed for business operation.

10. Liability for Breach of Contract

10.1 Where either party intends to rescind this Contract unilaterally, this party shall notify the other party one (1) month ahead.

10.2 Where Party A suffers from losses related to the Leasehold for Party B's reasons during the lease term, Party B shall undertake the responsibility to do the repair work or compensate the losses.

10.3 WhereParty A fails to deliver the Leasehold to Party B on schedule according to the

stipulations hereof, and the delivery is delayed by within five (5) days, the lease term shall be postponed; where the delivery is delayed by more than fifteen (15) days, Party B shall have the right to rescind this Contract.

Article 11 Effective Notification

11.1 The notifications regulated herein shall be delivered to the following mailing addresses in written form. The service of notifications shall give priority to the receipt of the other party:

Contact person of Party A: Sun Yang

Contact address of Party A:Comprehensive Market, Xingfu Road, Xiangfang District, Harbin

E-mail address/ contact telephone of Party A: 15124658123

Contact person of Party B: Wang Xiaohui

Contact address of Party B: Room 7-11, F5, Building A1, Yunbin Residential District, No. 1 Nanzhi Road, Xiangfang District, Harbin

E-mail address/ contact telephone of Party B: 18611104056@163.com/ 18911932008

11.2 The Parties' recipients or other working personnel who communicate with the other party on behalf of each party shall take charge of the coordination and communication of the service items during the cooperation period, and shall only serve as the Parties' information liaison persons during the implementation of this Contract. Any commitment, alteration, rescission, termination and other notifications, resolutions, decisions or letters concerning the content of this Contract, unless made with the formal written authorization and written notification of the Parties, shall not represent the Parties' any external commitment, guarantee or guaranty related to this Contract.

11.3 The Parties guarantee that the above information is authentic and accurate. Any change, if there is, shall be notified in writing to the other party ten (10) working days before, or the changing party shall undertake the other party's economic losses arising from hereof. The notifications and letters sent by either party to the other party shall come into force after arriving at the other party's address (which shall be deemed as served within three (3) days after being sent by express delivery). If being sent by e-mail, the notifications and letters shall be deemed as served if the sending party's e-mail box shows "already sent".

12. Confidentiality Clauses

12.1 The Parties agree upon that, unless with the prior written consent of the Parties, neither party shall disclose to any third Party any information related to this Agreement, and the other party's any material and information learnt during the signing and implementation of this Agreement by the Parties (hereinafter jointly referred to as "Confidential Information"), or use the Confidential Information for any purposes other than the Agreement.

12.2 Either party which violates the provisions of the confidentiality clauses shall compensate the other party's relevant losses arising from hereof.

13. Application of Law and Settlement of Disputes

13.1 The concluding, validity and interpretation of the Contract, and the resolution of disputes shall be applicable to the law of the People's Republic of China.

13.2 The disputes over this Contract, if any, shall be governed by the local court in the place where the Leasehold is located.

14. Miscellaneous

14.1 The Contract shall constitute the entire agreement between the Parties on the content of this Contract, and shall substitute and cancel all the negotiations, consultations and agreements previously reached by the Parties on the content of this Contract.

14.2 For matters not mentioned herein during the implementation of this Contract, if any, the Parties may sign supplementary agreements separately, which shall have the same legal force as this Contract.

14.3 This Contract is made in two (2) copies, with one (1) copy held by Party B and one (1) by Party A. The two (2) copies shall have the same legal force.

Party A: HeilongjiangShangjia Commercial Management Co., Ltd.
Special Seal for Contract
Legal representative:

Authorized representative:
Date of contract signing:


14. 3 本合同一式贰份，
合同专用章

Party B (signature and seal): Harbin Long Mall Internet Technology Co., Ltd.
Special Seal for Contract



Legal representative:
Authorized representative
Date of contract signing: May 23, 2020



编号：LP202005191

龙品云购互联网科技有限公司

房屋租赁合同

中国·哈尔滨

甲方（承租方）：哈尔滨龙品云购互联网科技有限公司

法定代表人：王晓辉

联系地址：哈尔滨市香坊区南直路1号公滨小区A1栋5层7-11号

电话：18911932008

乙方1（出租方）：赵文静

身份证号码：230105198108231924

联系地址：哈尔滨市南岗区淮河路阳光绿色家园阳光路H单元101室

电话：13811374537

乙方2（出租方）： 张耀临

身份证号码：230102197412202112

联系地址：哈尔滨市道外区红旗大街699号红平小区8栋7单元6楼3门

电话：18944513343

甲方承租乙方的房屋场地（以下简称“租赁物”）用于独立经营使用，双方协商一致，达成如下协议：

一、租赁物的基本情况

1.1 乙方提供租赁物的地址为：南岗区顺益街14号商住楼第一层，面积：200平方米，房屋负责人：张耀临，身份证号：230102197412202112，联系电话：18944513343，该租赁物四周的空地除公共通道外，甲方享有独占使用权。

1.2 甲方拥有租赁物的合法使用权，乙方需提供租赁物产权证书、使用权证明原件供甲方核对，并提供加盖公章的复印件作为本合同附件。

1.3 乙方保证，在签订本合同时，租赁物及所属土地未设定任何其他权利，包括但不限于抵押权。

1.4 乙方保证租赁物的建筑结构和设备设施符合建筑、消防、治安、卫生等方面的安全条件，能够满足甲方的使用用途，不危及甲方及第三方的人身、财产安全。

1.5 租赁物的附属设施包括排积水系统、用电设备、消防设备等。

1.6 对于甲方购买添置的所有货物、产品、工具等物品，均为甲方单独所有，任何情况下甲方有独立处置权。

二、合作双方权利与义务

2.1 甲方的权利和义务

2.1.1 甲方有权对乙方提供的租赁物进行合理化改造及管理；

2.1.2 甲方有权使用租赁物公共场所；

2.1.3 甲方有权在租赁物附近进行合理化宣传；

2.1.4 甲方对租赁物有独立经营权；

2.1.5 甲方有义务将经营租赁物所产生的营业额与乙方及时沟通；

2.2 乙方的权利和义务

2.2.1 乙方为甲方提供租赁物；

2.2.2 乙方有义务为甲方保守商业秘密，并向甲方反馈相关信息；

2.2.3 乙方有权监管甲方对租赁物的合理化改造及宣传；

2.2.4 乙方对甲方经营租赁物所产生的营业额有知情权、分润权；

2.2.5 乙方对甲方的经营模式及理念完全认可，不参与甲方对租赁物的经营权；

2.2.6 乙方有义务辅助甲方办理营业执照、食品经营许可证、消防等经营所需证件；

2.2.6 乙方有义务为甲方提供增值税普通发票。

如果在提供本协议以及附件约定的服务当中发现不足，双方应友好协商，确定改进计划，并且在双方约定的时间内确保服务达到本协议以及附件的约定。

三、租赁期限

3.1 租赁期限自2020年7月19日至2021年7月20日，期间2020年5月18日至2020年7月18日为免租期。

3.2 如租赁期限届满，乙方有权收回上述租赁物，如甲方需要继续承租上述租赁物，应提前一个月与乙方协商，经乙方同意后，双方将对有关租赁事项重新签订租赁合同。

四、租金及其他费用

4.1 付款方式

乙方无偿将房屋供甲方独立经营使用，乙方不收取租金。甲方与乙方采取的分配方式为营业额返利方式。

4.1.1 乙方享受营业额返利收益，甲方经营租赁物所产生的店面营业额的百分之二为乙方返利所得，甲方按照月度支付给乙方。

4.2 付款时间

甲乙双方在当月12日前核对上一个月甲方经营租赁物所产生的经营费用，确认无误后，甲方在当月15日支付乙方营业额返利收益。同时，甲方以短信、电子邮件或微信的方式告知乙方确认收款。乙方自收到通知之日起三日内确认回复；若自甲方发出之日起三日内，乙方未回复的，则视为乙方已经确认。如遇国家法定节假日和休息日的顺延到节假日和休息日后上班的3天内支付及发出；合同期最后一个月的收入及其结算则应在租赁期限届满后三十个工作日内结清。

4.3 账户

乙方1指定打款账户：6222600360010659478；

乙方1指定打款账户姓名：赵文静；

乙方1指定打款账户开户行：交通银行；

乙方2指定打款账户：6214854514522589；

乙方2指定打款账户姓名：张耀临；

乙方2指定打款账户开户行：招商银行；

4.4 甲乙双方约定除房租外，无押金、无管理费、无取暖费、无物业费等其他费用。

4.5 甲方使用租赁物期间涉及到水、电费由甲方承担，水费：5.82元/吨，电费：0.94元/度。如政府部门统一调整水电费的价格，应从调整的次月执行新标准。

五、房屋交付

5.1 乙方应于2020年5月18日将租赁物交付甲方使用。交付时，双方应签署物业交接单作为本合同的附件。

六、租赁物的维修以及装修情况

6.1 乙方提供租赁物。乙方应负责对该租赁物的主体或结构方面进行日常的检查、维修，并承担相关的检查和维修费用。甲方有权根据实际情况通知乙方进行维修，乙方应在接到甲方通知后的3日至5日内进行修复，特殊情况的，乙方应按照甲方的要求进行修复。逾期不修复的，甲方可代为修复，费用由乙方承担。因乙方对该房屋正常损耗而进行的维修行为造成甲方的装饰装修损坏的，乙方应当予以修复。

6.2 租赁期间，甲方对租赁物进行装修、或者改变租赁房屋的内部结构或者设置对租赁房屋的结构有影响的设备的，应当取得乙方同意后才可以施工。

6.3 租赁期间，甲方对租赁物进行扩建的应当取得乙方的同意。

七、转租以及优先续租权

7.1 乙方同意甲方对承租的租赁物进行转租，甲方对租赁物进行转租期间应保证租赁物完整，因第三人原因给租赁物造成损失的，甲方应当承担赔偿责任。

7.2 租赁期限届满，甲方享有优先续租权。甲方如需继续租用，应当在租赁期限届满前一个月书面向乙方提出，双方协商后签订新的租赁合同。

7.3 租赁期内，该房屋所有权发生变更的，原合同与本合同补充协议的效力不受影响。

八、租赁物的返还

8.1 租赁期限届满之日或本合同因其他任何原因终止之日起10日内，甲方应当把租赁物连同属于甲方的附属物、装置、附加物，按本合同之约定返还乙方（租赁期限内设施的自然损耗除外）。甲方自费购置的设

施、设备、消防器材、办公用品、装饰装修等可移动的物品，甲方自行搬离、拆除或赠予乙方。

8.2 在甲方向乙方返还该租赁物时，双方签署租赁物返还确认书。

8.3 甲方应当在合同终止之日起 10 个工作日内将租赁物交还给乙方。

8.4 合同到期后或合同提前解除的，乙方应在合同到期后或合同解除后 3 个工作日将甲方交付的保证金、押金、已交未使用的租金无息退还给乙方。

九、合同的变更、解除与终止

9.1 不可抗力是指双方不能预见、不能避免且不能克服的客观情况，包括但不限于地震、台风、暴风雨等自然灾害或病疫、战争等。

9.1.1 如发生不可抗力事件，遭受不可抗力的一方应在不可抗力事件发生后 24 小时内将不可抗力事件的具体情形告知另一方，并于不可抗力事件发生后的 7 日内提供有效的证明文件，同时应采取积极措施减少不可抗力事件造成的损失。届时双方可根据不可抗力事件对履行本合同的影响程度，另行协商延期履行本合同，或者部分免除本合同的履行义务或终止本合同。

9.2 在租赁期内，有以下任一情形的本合同自然终止，双方互不负责任：

9.2.1 城市规划或乡镇规划或市政建设需要拆除乙方租赁的租赁物；

9.2.2 政府决定收回该出租租赁物；

9.2.3 租赁物被征收、拆迁；

9.2.4 租赁物占用范围的土地使用权依法收回；

9.2.5 租赁物被鉴定为危险租赁物，本合同自然终止，双方互不负责任。

9.2.6 因上述任一原因而终止合同的，租赁物的租赁费和其他费用按照甲方实际使用时间计算，不足整月的按天数计算，多退少补。

9.2.7 因 9.2.1、9.2.2、9.2.3、9.2.4、9.2.5、9.2.6 的情形解除合同的，乙方应在收到政府部门通知后 1 个小时内通知甲方，并给甲方二个月的搬离时间，否则，乙方应支付甲方提前搬离的违约金，违约金的计算方式：违约金=（政府要求搬迁时间-实际搬离时间）*日租金（租金指合同解除前最后一个月的租金）。当政府拆迁通知到达乙方之日起至政府要求的仓库清场之日不足个二个月的，以政府要求清场的最后日期为准。

9.2.8 甲乙双方有权按照有关规定获得因征用或拆迁而产生的相应补偿。如果补偿金额没有区分项目的，则甲方应当从中分得由其投入的装修补偿以及因停产停业、搬迁和临时安置而产生的补偿。如一方获得补偿需要另一方协助的，另一方应当予以积极协助。如一方收到政府支付的应属于另一方的补偿，应及时将该补偿转交给另一方。

9.3 有 9.3.1、9.3.2、9.3.3、9.3.4 情形之一的，视为乙方违约，乙方可以解除本合同或按照约定解除

本合同，乙方除应按照8.4之约定退还甲方相关费用外并承当相应责任。

9.3.1签订本合同前，乙方应向甲方提交主体身份证件（个人出租的交验身份证原件，组织出租的交验营业执照原件）和租赁物的产权证件（房产证书、土地使用权证书、转租的应提交原租赁合同原件、其它行使出租权的书面文件）的原件给甲方核对，并交付复印件供甲方备案，乙方提供的前述资料存在虚假、过期等情形的。

9.3.2当第三方主张租赁物上的权利或本地影响治安秩序势力进行干扰和破坏时，乙方应立即排除这些干扰，保证甲方正常的经营秩序不受破坏。经甲方提出协助或解决要求后，两天或两次以上不予协助或解决的，属严重违约。

9.3.3乙方应协助甲方办理经营所需的各种证照和文件。如因乙方原因，包括但不限于租赁物因消防未获符合甲方经营用途之合格批准、租赁物存在产权瑕疵等，导致甲方不能正常办理证照开业的。

9.3.4乙方应尽租赁物的维修义务。乙方三次不主动发现和维修或经乙方提出协助或解决要求后，两天或两次以上不予协助或解决的，属严重违约。

9.3.5乙方不得向甲方收取任何费用。如乙方违反合同约定向甲方收取其他费用的，视为乙方严重违约。

9.4甲方经营规模扩大，现有租赁场地无法满足甲方正常运营需求，而乙方又无法扩建或者采取其他方式解决此问题的，甲方有权解除本合同，乙方应退还甲方缴纳的保证金、已交未使用的租金。

十、违约责任

10.1甲方、乙方单方面解除本合同的，应提前一个月通知对方。

10.2在租赁期间，因甲方原因致使乙方租赁物造成损失的，甲方应当承担维修或者损坏赔偿责任。

10.3甲方未按合同约定时间交付租赁物给乙方，逾期5日以内的，租赁期限顺延。逾期超过15日的，乙方有权解除本合同。

第十一条 有效通知

11.1本合同所规定的通知应以书面形式通过以下邮址递交收悉，通知的到达以对方收悉为准：

甲方联系人：王晓辉

甲方联系地址：哈尔滨市香坊区南直路1号公滨小区A1栋5层7-11号

甲方邮箱地址/联系电话：18611104056@163.com/18911932008

乙方1联系人：赵文静

乙方1联系地址：哈尔滨市南岗区淮河路阳光绿色家园阳光路H单元101室

乙方1邮箱地址/联系电话：18611104056@163.com/13811374537

乙方 2 联系人：张耀临

乙方 2 联系地址：哈尔滨市道外区红旗大街 699 号红平小区 8 栋 7 单元 6 楼 3 门

乙方 2 邮箱地址/联系电话：12363127@qq.com/18944513343

11.2 甲方收件人或其他代表甲方与乙方沟通的工作人员负责合作期间服务项目的协调与沟通，仅作为甲、乙双方在履行本合同时的信息联络人。针对本合同内容所作出的任何承诺、变更、解除、终止等通知、决议、决定或函件，除经甲、乙双方正式书面授权及书面通知外，均不代表甲方对外作出任何有关本合同的承诺、保证或担保。

11.3 甲乙双方保证以上信息真实准确，如有变更应提前 10 个工作日书面通知对方，否则应承担因此给对方造成的经济损失。任何一方给付对方的通知、函件等，在到达该方地址时生效（快递发出之日起 3 日内视为到达）。邮件送达的，已发送方邮箱显示“已发送”视为送达。

十二、保密条款

12.1 双方同意：经双方书面同意外，双方不得向任何第三方泄露与本协议有关的任何信息及双方在本协议的签订、履行过程中获悉的有关对方的任何资料和信息（以下统称“保密信息”），亦不得使用于本协议以外的其它目的。

12.2 任何一方违反保密条款约定的，均应当赔偿给对方造成的相关损失。

十三、法律适用以及争议解决

13.1 本合同的订立、效力、解释和争议的解决均适用中华人民共和国法律。

13.2 本合同之争，由租赁物所在地地方法院管辖。

十四、其他

14.1 本合同构成双方之间有关本合同内容的全部协定，并取代及取消双方先前之间就本合同内容达成的所有磋商、谈判与协定。

14.2 本协议履行过程中有未尽事宜的，甲乙双方可另行签订补充协议，补充协议与本协议具有同等的法律效力。

14.3 本合同一式两份，甲方执一份，乙方执一份：具有同等法律效力。

（以下无正文）

甲方（签字盖章）：

签约日期：2020 年 5 月 19 日

乙方（签字盖章）：

签约日期：2020 年 5 月 19 日

附件一 物业交接单

甲方：哈尔滨龙品云购互联网科技有限公司

乙方：张耀临　赵文静

房产地址：南岗区顺益街 14 号商住楼第一层，面积：200 平方米

配套设施：

水表：1023.2 立方米

电表：9019.9 度

燃气费：无

暖气费：无

物业费：无

其他：无

此租赁物业交接单一式两份，出租方、承租方各执一份。

承租方：　　　　　　　　　　　　　　　出租方：

日期：2020 年 5 月 19 日　　　　　　　　日期：2020 年 5 月 19 日

No.: LP202005191

Long Mall Internet Technology Co., Ltd

House Lease Contract

China● Harbin

ORACLE TRANSLATION (SHENZHEN) CO., LTD.
甲骨文翻译(深圳)有限公司
翻译专用章
TRANSLATION SEAL

Party A (Lessee): Harbin Long Mall Internet Technology Co., Ltd
Legal representative: Wang Xiaohui
Contact address: Room 7-11, F5, Building A1, Yunbin Residential District, No. 1 Nanzhi Road, Xiangfang District, Harbin
Telephone: 18911932008

Party B 1 (Lessor): Zhao Wenjing
ID card number: 230105198108231924
Contact address: Room 101, Unit H, Yangguang Road, Sunshine Green Homestead, Huaihe Road, Nangang District, Harbin
Telephone: 13811374537

Party B 2 (Lessor): Zhang Yaolin
ID card number: 230102197412202112
Contact address: Room 3, F6, Unit 7, Building 8, Hongping Residential District, No. 699 Hongqi Street, Daowai District, Harbin
Telephone: 18944513343

Whereas Party A rents Party B's house (hereinafter simply referred to as "Leasehold") for <u>independent business operation</u>, the Parties hereby conclude and enter into the following agreement after reaching a negotiation-based consensus:

1. Basic Information of the Leasehold

1.1 The Leasehold provided by Party B is located on the first floor of the residential and commercial building at No. 14 Shunyi Street, Nangang District, and covers an area of $200m^2$. The person responsible for the house is Zhang Yaolin, whose ID card number is 230102197412202112, and telephone number is 18944513343. Party A enjoys the exclusive right to use the clear space around the Leasehold, except for the public passage.

1.2 Party A has the legal right to use the Leasehold. Party B shall provide the originals of the Certificate of Title and the Certificate of Use Right of the Leasehold for Party A's check, and shall provide the hard copies bearing the official seal as the attachments hereto.

1.3 Party B shall guarantee that, when the Contract is signed, the Leasehold and its land are not used to set up any other rights, including, but not limited to, mortgage right.

1.4 Party B shall guarantee that, the building structure, equipment and facilities of the Leasehold meet the safety requirements in terms of building, fire control, public security, sanitation, etc., can meet Party A's use, and will not endanger the personal and property safety of Party A and any third party.

1.5 The ancillary facilities of the Leasehold include the drainage and seeper system, power consumption equipment, and fire control equipment.

1.6 All goods, products and tools purchased by Party A shall be exclusively owned by Party A, and under any circumstance, Party A shall have the right to dispose them independently.

2. Rights and Obligations of the Cooperative Parties

2.1 Rights and Obligations of Party A

2.1.1 Party A shall have the right to carry out rationalized reconstruction and management of the Leasehold provided by Party B;

2.1.2 Party A shall have the right to use the public places of the Leasehold;

2.1.3 Party A shall have the right to carry out rationalized propaganda nearby the Leasehold;

2.1.4 Party A shall have the right to operate the Leasehold independently;

2.1.5 Party A shall have the obligation to communicate with Party B in time on the business volume generated from the operation of the Leasehold;

2.2 Rights and Obligations of Party B

2.2.1 Party B shall provide the Leasehold to Party A;

2.2.2 Party B shall have the obligation to keep Party A's business secrets, and give feedback on relevant information to Party A;

2.2.3 Party B shall have the right to supervise Party A's rationalized reconstruction and propaganda of the Leasehold;

2.2.4 Party B shall have the right to know the truth about the business volume and the right to distribute the profitsgenerated from Party A's operation of the Leasehold;

2.2.5 Party B completely approves Party A's business model and concept, and shall not participate in Party A's right to operate the Leasehold;

2.2.6 Party B shall have the obligation to assist Party A to handle the certificates needed for operation, such as the business license, the license for operation of food, the certificate of fire control, etc.;

2.2.7 Party B shall have the obligation to provide VAT general invoices to Party A.

Where any deficiencies are discovered in providing the services stipulated in the Contract and the attachments hereto, the Parties shall determine the improvement plan through friendly negotiation, and ensure the services to meet the stipulations of the Contract and the attachments hereto within the time prescribed by the Parties.

3. Lease Term

3.1 The lease term is from July 17, 2020 to July 20, 2021, and wherein, the period from May 18, 2020 to July 18, 2020 is the rent-free period.

3.2 Upon the expiry of the lease term, Party B shall have the right to take back the above-mentioned Leasehold. Where Party A intends to continuously rent the above-mentioned Leasehold, it shall negotiate with Party B one (1) month ahead. After Party B agrees with Party A's request for renewal, the Parties shall sign a new Lease Contract for the lease-related matters.

4. Rent and Other Expenses

4.1 Mode of payment

Party B shall provide the house to Party A for independent business operation for free, and shall not collect any rent. The Parties shall adopt the rebate of business volume as the means for profit distribution.

4.1.1 Party B shall enjoy the benefit from the rebate of business volume. Two percent (2%) of the storefront business volume originated from Party A's operation of the Leasehold shall be Party B's rebate income, and shall be paid by Party A to Party B by month.

4.2 Time of payment

The Parties shall, before the 12th day of the current month, check the operating costs

generated from Party A's operation of the Leasehold during the last month. After the operating costs are confirmed correct, Party A shall pay Party B the benefit from the rebate of business volume on the 15th day of the current month. Meanwhile, Party A shall notify Party B to confirm the collection of fee by means of short message service, e-mail or WeChat. Party B shall give a confirmation reply within three (3) days after receiving the notification; and where Party B does not give a reply within three (3) days after Party A sends out the notification, Party B shall be deemed to have made the confirmation. Where the date of payment happens to be national statutory holiday, festival, or rest day, the payment shall be made and the notification shall be sent out within three (3) days upon the resuming of work after the holiday, festival or rest day; the income in the last month of the contract period shall be settled within thirty (30) working days after the expiry of the lease term.

4.3 Accounts

The fee collection account specified by Party B 1Account number: 6222600360010659478;

Account name: Zhao Wenjing;

Bank of deposit: Bank of Communications;

The fee collection account specified by Party B 2:

Account number: 6214854514522589;

Account name: Zhang Yaolin;

Bank of deposit: China Merchants Bank;

4.4 The Parties hereby agree upon that, except for the house rent, there are no other expenses, such as cash deposit, management fee, heating fee, and property management fee.

4.5 The water and electricity fees incurred during the period when Party A uses the Leasehold shall be undertaken by Party A. Water fee: RMB5.82/ ton; and electricity fee: RMB0.94/ kW.h. Where the governmental departments uniformly adjust the prices of water and electricity, the new criteria shall be executed since the month next to the adjustments.

5. Delivery of the House

5.1 Party B shall deliver the Leasehold to Party A on May 18, 2020. When the Leasehold is delivered, the Parties shall sign the Property Delivery Receipt as an attachment to the Contract.

6. Repair and Decoration of the Leasehold

6.1 Party B shall provide the Leasehold. Party B shall be responsible for the daily inspection and repair of the principal part or structure of the Leasehold, and undertake relevant examination and repair costs. Party A shall have the right to notify Party B to do repair work according to actual situations. Party B shall do the repair work within three (3) to five (5) days after receiving Party A's notification, and under special circumstances, Party B shall do the repair work according to Party A's requirements. Where Party B does not do the repair work within the prescribed time limit, Party A may do the repair work, and Party B shall undertake the repair costs. Where Party B's repair of this house because of normal spoilage leads to the damage of Party A's ornamentation and decoration, Party B shall repair the ornamentation and decoration.

6.2 During the lease term, where Party A decorates the Leasehold, or changes the internal structure of the leased house, or sets up equipment affecting the structure of the leased house, Party A shall obtain the prior consent of Party B first before the commencement of construction.

6.3 Where Party A intends to expand the Leasehold during the lease term, it shall obtain the

prior consent of Party B.

7. Sublease and Priority to Renew

7.1 Party B agrees Party A to sublease the leased Leasehold. Party A shall ensure the entirety of the Leasehold during the sublease term. For any loss of the Leasehold caused by a third party, Party A shall undertake the compensation liability.

7.2 Upon the expiry of the lease term, Party A shall have the priority to renew. Where Party A needs to rent the house continuously, it shall bring forward its request in writing to Party B one (1) month ahead of the expiry of the lease term, and the Parties shall sign a new Lease Contract after negotiation.

7.3 Within the lease term, where the ownership of this house is changed, the validity of the original contract and the supplementary agreement of this Contract shall not be affected.

8. Return of the Leasehold

8.1 Within ten (10) days after the expiry date of the lease term or the date when the Contract is terminated for any other reasons, Party A shall return to Party B the Leasehold together with Party A's adjuncts, devices and accessories according to the stipulations of the Contract (except for the natural spoilage of the facilities within the lease term). The movable articles purchased by Party A at its own expenditure, such as facilities, equipment, fire-fighting equipment, office supplies, ornamentation and decoration shall be moved out or dismantled independently by Party A, or donated to Party B.

8.2 When Party A returns the Leasehold to Party B, the Parties shall sign the Letter of Confirmation on the Return of Leasehold.

8.3 Party A shall return the Leasehold to Party B within ten (10) working days since the date when the Contract is terminated.

8.4 Where the Contract expires or is rescinded in advance, Party B shall, within three (3) working days after the expiry or rescission of the Contract, refund to Party A the caution money, cash deposit, and rent already paid but not used yet without interests.

9. Alteration, Rescission and Termination of the Contract

9.1 Fore majeure refers to the objective situations which cannot be foreseen, avoided or overcome by the Parties, including, but not limited to, earthquakes, typhoons, rainstorms and other natural disasters, or diseases, epidemics, and wars.

9.1.1 Where any force majeure event occurs, the party encountering the force majeure shall notify the other party of the details about the force majeure event within twenty-four (24) hours and provide effective certification documents within seven (7) days after the occurrence of the force majeure event, and meanwhile, this party shall take active measures to reduce the losses arising from the force majeure event. On the occasion, the Parties may negotiate on the postponement in the implementation of the Contract, the exemption of partial obligations to be implemented hereunder, or the termination of this Contract according to the degree of the force majeure event's influences on the implementation of this Contract.

9.2 Under one of the following circumstances within the lease term, the Contract shall be terminated naturally, and the Parties shall not assume responsibility to each other;

9.2.1 Party B's Leasehold needs to be dismantled upon the demand of urban planning,

township planning, or municipal construction;

9.2.2 The government has decided to take back the leased Leasehold;

9.2.3 The Leasehold is expropriated or dismantled;

9.2.4 The right to use the land within the scope occupied by the Leasehold is taken back according to law;

9.2.5 The Leasehold is appraised and identified to be dangerous, the Contract is terminated naturally, and the Parties shall not assume responsibility to each other.

9.2.6 Where the Contract is terminated for any one of the above-mentioned reasons, the rent and other expenses of the Leasehold shall be calculated according to the time of actual use by Party A, shall be calculated by days if less than one month, and shall be refunded in case of overpayment or supplemented in case of underpayment.

9.2.7 Where the Contract is rescinded under the circumstances stated in 9.2.1, 9.2.2, 9.2.3, 9.2.4, 9.2.5 or 9.2.6, Party B shall notify Party A within one (1) hour after receiving the notification from the governmental department, and shall give Party A two (2) months to move out, or Party B shall pay Party A the penalty for advanced move-out. The penalty shall be calculated as follows: Penalty = (The time of move required by the government – The time of actual move-out) *Daily rent (the rent refers to the rent of the last month before the rescission of the Contract). Where the period from the date when the government's notification on dismantlement is served to Party B to the date of warehouse clearing required by the government is less than two (2) months, the deadline of warehouse clearing required by the government shall prevail.

9.2.8 The Parties shall have the right to obtain corresponding compensation for expropriation or dismantlement according to relevant regulations. Where the compensation amount is provided without distinguishing items, Party A shall obtain the compensation for its decoration and the compensation for its stop of production and business, move and temporary settlement. Where one party needs the other party's assistance to obtain compensation, the other party shall provide assistance actively. Where one party receives the compensation which belongs to the other party from the government, this party shall transfer the compensation to the other party in time.

9.3 Under one of the circumstances stated in 9.3.1, 9.3.2, 9.3.3 and 9.3.4, Party B shall be deemed to breach the Contract, Party A may rescind this Contract or terminate the Contract according to stipulations. Party B shall refund relevant expenses to Party A and undertake corresponding responsibilities according to the stipulations of Clause 8.4.

9.3.1 Before signing the Contract, Party B shall submit the originals of its subject's identity certificate (the original of ID card if the Lessor is an individual, or the original of Business License if the Lessor is an organization) and the property right certificate of the Leasehold (the property ownership certificate, the certificate of land use right; the original of original lease contract, and other written documents for the exercise of lease right in case of sublease) for Party A's check, and deliver the hard copies of the aforesaid materials for Party A's filing. Where the aforesaid materials provided by Party B are false or out of date, Party B shall be deemed to breach the Contract.

9.3.2 Where a third party claims the rights on the Leasehold, or local forces affecting public security and order impose interruption and destruction, Party B shall eliminate these interruptions immediately, and surely protect Party A's normal business order from being destroyed. Upon Party A's request for assistance or settlement, where Party B fails to provide assistance or solve the

problems for more than two (2) days or twice, Party B shall be deemed to have severely breached the Contract.

9.3.3 Party B shall assist Party A to handle various licenses, certificates and documents needed for business operation. Where for Party B's reasons, including, but not limited to, the Leasehold is not approved to be qualified for Party A's business operation for reason of fire-fighting facilities, the Leasehold has flaws with property right, so that Party A cannot obtain relevant licenses and certificates for business opening, Party B shall be deemed to have severely breached the Contract.

9.3.4 Party B shall implement the obligation to repair the Leasehold. Where Party B fails to initiatively discover problems and do repair work for three (3) times, or fails to provide assistance or solve problems for more than two (2) days or twice upon Party A brings forward corresponding request, Party B shall be deemed to have severely breached the Contract.

9.3.5 Party B shall not collect any expense from Party A. Where Party B collects other expenses from Party A in violation of the provisions herein, Party B shall be deemed to have severely breached the Contract.

9.4 Where Party A enlarges its business scale, the existing leased site cannot meet Party A's demand of normal business operation, and Party B cannot expand the site or solve the problem by other means, Party A shall have the right to rescind this Contract, and Party B shall refund to Party A the cash deposit and the rent paid but not used by Party A.

10. Liability for Breach of Contract

10.1 Where either party intends to rescind this Contract unilaterally, this party shall notify the other party one (1) month ahead.

10.2 Where Party B suffers from losses related to the Leasehold for Party A's reasons during the lease term, Party A shall undertake the responsibility to do the repair work or compensate the losses.

10.3 Where Party B fails to deliver the Leasehold to Party A on schedule according to the stipulations hereof, and the delivery is delayed by within five (5) days, the lease term shall be postponed; where the delivery is delayed by more than fifteen (15) days, Party A shall have the right to rescind this Contract.

Article 11 Effective Notification

11.1 The notifications regulated herein shall be delivered to the following mailing addresses in written form. The service of notifications shall give priority to the receipt of the other party:

Contact person of Party A: Wang Xiaohui

Contact address of Party A:Room 7-11, F5, Building A1, Yunbin Residential District, No. 1 Nanzhi Road, Xiangfang District, Harbin

E-mail address/ contact telephone of Party A: 18611104056@163.com/ 18911932008

Contact person of Party B 1: Zhao Wenjing

Contact address of Party B 1: Room 101, Unit H, Yangguang Road, Sunshine Green Homestead, Huaihe Road, Nangang District, Harbin

E-mail address/ contact telephone of Party B1: 18611104056@163.com/ 13811374537

Contact person of Party B 2: Zhang Yaolin

Contact address of Party B 2: Room 3, F6, Unit 7, Building 8, Hongping Residential District,

ORACLE TRANSLATION (SHENZHEN) CO., LTD. 翻译专用章 TRANSLATION SEAL

No. 699 Hongqi Street, Daowai District, Harbin

E-mail address/ contact telephone of Party B2: 12363127@qq.com/ 18944513343

11.2 The Parties' recipients or other working personnel who communicate with the other party on behalf of each party shall take charge of the coordination and communication of the service items during the cooperation period, and shall only serve as the Parties' information liaison persons during the implementation of this Contract. Any commitment, alteration, rescission, termination and other notifications, resolutions, decisions or letters concerning the content of this Contract, unless made with the formal written authorization and written notification of the Parties, shall not represent the Parties' any external commitment, guarantee or guaranty related to this Contract.

11.3 The Parties guarantee that the above information is authentic and accurate. Any change, if there is, shall be notified in writing to the other party ten (10) working days before, or the changing party shall undertake the other party's economic losses arising from hereof. The notifications and letters sent by either party to the other party shall come into force after arriving at the other party's address (which shall be deemed as served within three (3) days after being sent by express delivery). If being sent by e-mail, the notifications and letters shall be deemed as served if the sending party's e-mail box shows "already sent".

12. Confidentiality Clauses

12.1 The Parties agree upon that, unless with the prior written consent of the Parties, neither party shall disclose to any third party any information related to this Agreement, and the other party's any material and information learnt during the signing and implementation of this Agreement by the Parties (hereinafter jointly referred to as "Confidential Information"), or use the Confidential Information for any purposes other than the Agreement.

12.2 Either party which violates the provisions of the confidentiality clauses shall compensate the other party's relevant losses arising from hereof.

13. Application of Law and Settlement of Disputes

13.1 The concluding, validity and interpretation of the Contract, and the resolution of disputes shall be applicable to the law of the People's Republic of China.

13.2 The disputes over this Contract, if any, shall be governed by the local court in the place where the Leasehold is located.

14. Miscellaneous

14.1 The Contract shall constitute the entire agreement between the Parties on the content of this Contract, and shall substitute and cancel all the negotiations, consultations and agreements previously reached by the Parties on the content of this Contract.

14.2 For matters not mentioned herein during the implementation of this Contract, if any, the Parties may sign supplementary agreements separately, which shall have the same legal force as this Contract.

14.3 This Contract is made in two (2) copies, with one (1) copy held by Party A and one (1) by Party B. The two (2) copies shall have the same legal force.

(No text below)

ORACLE TRANSLATION (SHENZHEN) CO., LTD. 甲骨文翻译（深圳）有限公司 翻译专用章 TRANSLATION SEAL

Party A (signature and seal): Harbin Long Mall Internet Technology Co., Ltd
Special Seal for Contract

文）

盖章）：

2020年5月19日

Date of contract signing: May 19, 2020

Party B (signature and seal):

Date of contract signing: May 19, 2020

Attachment 1 Property Delivery Receipt

Party A: Harbin Long Mall Internet Technology Co., Ltd

Party B: Zhang Yaolin Zhao Wenjing

Address of the house property: First Floor of the Residential and Commercial Building at No. 14 Shunyi Street, Nangang District; Area: 200m^2.

Supporting facilities:

Water meter: 1023.2m^3

Ammeter: 9019.9kW.h

Gas fee: None

Heating fee: None

Property management fee: None

Others: None

This Property Delivery Receipt is made in two (2) copies, with one (1) copy held by the Lessor, and one (1) by the Lessee.

Lessee: Harbin Long Mall Internet Technology Co., Ltd

Special Seal for Contract

2020年5月19日

合同专用章

Date of contract signing: May 19, 2020

Lessee:

20年5月19日

Date of contract signing: May 19, 2020

CRADLE TRANSLATION (SHENZHEN) CO., LTD. TRANSLATION SEAL

翻译专用章

营业执照

统一社会信用代码 914403003266742XW

名　　称	甲骨文翻译（深圳）有限公司
类　　型	有限责任公司（自然人独资）
住　　所	深圳市龙岗区坂田街道马安堂社区环城南路5号坂田国际中心C栋C2-605
法定代表人	赵庭欢
成立日期	2015年03月17日

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2018 年 04 月 09 日

中华人民共和国国家工商行政管理总局监制